EXHIBIT 32.1


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

         Pursuant to section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of Brilliant Digital Entertainment, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to the Annual Report of the Company on Form 10-KSB for the fiscal year ended December 31, 2004 as filed with the Securities and Exchange Commission (the "10-KSB Report") that:

(1) the 10-KSB Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the 10-KSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 31, 2005                            /S/ KEVIN BERMEISTER
                                                 ------------------------------
                                                 Kevin Bermeister
                                                 Chief Executive Officer and
                                                 Acting Chief Financial Officer